DECLARATION PURSUANT TO
                             16 C.F.R. ss. 803.5(b)


     K. WADE CLINE, being duly sworn, states as follows:

     1. I am Managing Director and Assistant General Counsel of Enron Corp. which is filing notification pursuant to 16. C.F.R. ss. 803.2(a), and I make this Declaration pursuant to 16 C.F.R. ss. 803.5(b)

     2. The Stock Purchase Agreement referred to in the attached notification has been executed.

     3. Enron Corp. has a good faith intention to complete the transaction.

     I declare under penalty of perjury under the laws of the United States that the foregoing is true and accurate. Executed this 15th day of October, 2004.


                                                       /s/ K. Wade Cline
                                                     ----------------------
                                                         K. Wade Cline     w/s



                  TRANSACTION NUMBER ASSIGNED

   -----------------------------------------------------------------------------------------------------------------------------
   16 C.F.R. Part 803 - Appendix                                                                            Approved by OMB
   NOTIFICATION AND REPORT FORM FOR CERTAIN MERGERS AND ACQUISITIONS                                        3084-0005
                                                                                                            Expires 05/31/04
   -----------------------------------------------------------------------------------------------------------------------------
   THE INFORMATION REQUIRED TO BE SUPPLIED ON THESE ANSWER SHEETS IS SPECIFIED IN THE INSTRUCTIONS
   >>   Attach the Affidavit required by ss. 803.5 to this page.
   -----------------------------------------------------------------------------------------------------------------------------
   FEE INFORMATION                                            TAXPAYER IDENTIFICATION NUMBER A7-0255140
                                                              or SOCIAL SECURITY NUMBER of payer _________________________
                                                              (acquiring person (and payer if different from acquiring person))
   AMOUNT PAID             $ N/A
   In cases where your filing fee would be higher if based    CHECK ATTACHED        |_|           MONEY ORDER ATTACHED       |_|
   on acquisition price or where the acquisition price is
   undetermined to the extent that it may straddle a filing   WIRE TRANSFER         |_|           CONFIRMATION NO.
   fee threshold, attach an explanation of how you
   determined the appropriate fee (acquiring persons only).   FROM: NAME OF INSTITUTION ____________________________
                                                              NAME OF PAYER (if different from PERSON FILING)___________________
            Attachment Number ____
   ----------------------------------------------------------------------------------------------------------------------------
   IS THIS A CORRECTIVE FILING?                       |_| YES    |X| NO
   ---------------------------------------------------------------------------------------------------------------------------------
   IS THIS ACQUISITION SUBJECT TO FOREIGN FILING REQUIREMENTS?                         |_| YES    |X| NO
        If YES, list jurisdictions:
   ---------------------------------------------------------------------------------------------------------------------------------
   IS THIS ACQUISITION A CASH TENDER OFFER?              |_| YES    |X| NO               BANKRUPTCY?          |X| YES      NO |_|

   ---------------------------------------------------------------------------------------------------------------------------------
   DO YOU REQUEST EARLY TERMINATION OF THE WAITING PERIOD?     (Grants of early termination are published the Federal Register AND
            |X| YES           |_| NO                                                   on the FTC web site www.ftc.gov)

   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 1 - PERSON FILING                      Enron Corp. (Debtor-in-Possession)
   1(a) NAME and                               1221 Lamar Street, Suite 1600
       HEADQUARTERS ADDRESS                    Houston, Texas 77010-1221
             of PERSON FILING
   ---------------------------------------------------------------------------------------------------------------------------------
   1(b) PERSON FILING NOTIFICATION IS
        |_| an acquiring person               |X| an acquired person                          |_| both
   ------------------------------------------ ----------------------------------------------- --------------------------------------
   1(c) PUT AN "X" IN THE APPROPRIATE BOX TO DESCRIBE PERSON FILING NOTIFICATION
        |X| Corporation                       |_| Partnership                     |_| Other (Specify) _______
   ------------------------------------------ ----------------------------------- --------------------------------------------------
   1(d) DATA FURNISHED BY
   |X| calendar year               |_| fiscal year (specify period)____________ (month/year) to___________ (month/year)
   ---------------------------------------------------------------------------------------------------------------------------------
   THIS FORM IS  REQUIRED BY LAW and must be filed  separately  by      All information  and  documentary  material filed in or
   each  person  which,  by reason of a merger,  consolidation  or      with this Form is  confidential.  It is exempt from
   acquisition, is subject to ss. 7A of the Clayton Act, 15 U.S.C.      disclosure  under the Freedom of Information Act, and may be
   ss. 18a, as added  by  Section  201  of  the  Hart-Scott-Rodino      made public only in an  administrative  or judicial
   Antitrust  Improvements  Act of 1976,  Pub. L. No.  94-435,  90      proceeding,  or disclosed to Congress or to a duly
   Stat.  1390,  and  rules  promulgated  thereunder  (hereinafter      authorized committee or subcommittee of Congress.
   referred to as "the rules" or by section  number).  The statute
   and  rules  are set  forth  in the  Federal  Register  at 43 FR      Filing - Complete and return two copies (with one original
   33450;  the  rules  may also be found at 16 CFR  Parts  801-03.      affidavit and  certification  and one set of documentary
   Failure  to file this  Notification  and  Report  Form,  and to      attachments) of this Notification and Report Form to
   observe the required  wailing  period before  consummating  the      Premerger Notification Office, Bureau of Competition,
   acquisition in accordance with the applicable  provisions of 15      Room 303, Federal Trade Commission,  600 Pennsylvania
   U.S.C. ss. 18a and the rules, subjects any "person," as defined      Avenue,  N.W.,  Washington,  D.C. 20580. Three copies
   in   the   rules,   or   any   individuals    responsible   for      (with one set of documentary  attachments)  should be
   noncompliance,  to  liability  for a  penalty  of not more than      sent to:  Director of  Operations and Merger  Enforcement,
   $11,000 for each day during  which such person is in  violation      Antitrust  Division, Department of Justice, Patrick Henry
   of 15 U.S.C. ss. 18a.                                                Building, 601 D Street,  N.W. Room #10013,  Washington,
                                                                        D.C. 20530 (for FEDEX air bills to the  Department of
                                                                        Justice,  do not use the 20530 zip code, use zip code 20004.
   ---------------------------------------------------------------------------------------------------------------------------------
   DISCLOSURE NOTICE - Public reporting burden for this report is       Under the Paperwork Reduction Act, as amended, an
   estimated  to vary from 8 to 160 hours per response, with an         agency may not conduct or sponsor, and a person is not
   average of 39 hours per response, including time for reviewing       to, a collection of information unless it
   instructions, searching  existing data sources, gathering and        required displays a currently valid OMB control number.
   maintaining  the data needed, and completing and reviewing the       That number is 3084-0005, which also appears in the upper
   collection of information. Send comments regarding the burden        right-hand comer of the first page of this form.
   estimate or any other aspect of  this  report, including
   suggestions for reducing this burden to:
     Premerger Notification Office,  Office of Information and
     H-303                             Regulatory Affairs,
     Federal Trade Commission        Office of Management and Budget
     Washington, D.C.  20580          Washington, D.C. 20503
   ---------------------------------------------------------------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)                  DATE           October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   1(e) PUT AN "X" IN THE APPROPRIATE BOX AND GIVE THE NAME AND ADDRESS OF ENTITY FILING NOTIFICATION (if other than ultimate parent entity)
   |X| NA      |_|  This report is being filed on behalf of a foreign    |_| This report is being filed on behalf of the ultimate
                    person pursuant to ss. 803.4.                            parent entity by another entity within the same person
                                                                             authorized by it to file pursuant to ss. 803.2(a).
   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF ENTITY FILING NOTIFICATION                              ADDRESS


   ---------------------------------------------------------------------------------------------------------------------------------
   1(f)  NAME AND ADDRESS OF ENTITY MAKING ACQUISITION OR WHOSE ASSETS OR VOTING SECURITIES ARE BEING ACQUIRED IF DIFFERENT FROM
         THE ULTIMATE PARENT ENTITY IDENTIFIED IN ITEM 1(a)
             Portland General Electric Company
             121 S.W. Salmon Street
             Portland, Oregon 97204
   ---------------------------------------------------------------------------------------------------------------------------------
        PERCENT OF VOTING SECURITIES HELD BY EACH ENTITY IDENTIFIED IN ITEM 1(a)
              Enron Corp. holds 100% of the voting securities of Portland General Electric Company.
   ---------------------------------------------------------------------------------------------------------------------------------
   1(g) IDENTIFICATION OF PERSON TO CONTACT REGARDING THIS REPORT
   ---------------------------------------------------------------------------------------------------------------------------------
                  NAME OF CONTACT PERSON       John M. Sipple, Jr.                     Joseph A. Rafferty
                                   TITLE       Counsel                                 Legal Assistant
                               FIRM NAME       Weil, Gotshal & Manges LLP              Weil, Gotshal & Manges LLP
                        BUSINESS ADDRESS       1501 K Street, N.W.                     767 Fifth Avenue
                                               Washington, DC 20005-1411               New York, New York 10153
                        TELEPHONE NUMBER       (202) 682-7082                          (212) 833-3606
                              FAX NUMBER       (202) 857-0940                          (212) 310-8007
                          E-MAIL ADDRESS       john.sipple@weil.com                    joseph.rafferty@weil.com
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   1(h)   IDENTIFICATION OF AN INDIVIDUAL LOCATED IN THE UNITED STATES DESIGNATED FOR THE LIMITED PURPOSE OF RECEIVING NOTICE OF
          ISSUANCE OF A REQUEST FOR ADDITIONAL INFORMATION OR DOCUMENTS.  (See ss. 803.20(b)(2)(iii))
   ---------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------- -------------------------------------------------------------------------------------
                  NAME OF CONTACT PERSON       Same as above
                                   TITLE
                               FIRM NAME
                        BUSINESS ADDRESS

                        TELEPHONE NUMBER
                              FAX NUMBER
                          E-MAIL ADDRESS
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 2
   ---------------------------------------------------------------------------------------------------------------------------------
   2(a) LIST NAMES OF ULTIMATE PARENT ENTITIES OF ALL ACQUIRING                   LIST NAMES OF ULTIMATE PARENT ENTITIES OF ALL
        PERSONS                                                                   ACQUIRED PERSONS
              TPG Partners IV, L.P.                                                       Enron Corp. (Debtor-in-Possession)
   ---------------------------------------------------------------------------------------------------------------------------------
   2(b) THIS ACQUISITION IS (put an X in all the boxes that apply)
   -------------------------------------------------------------------- ------------------------------------------------------------
   |_|  an acquisition of assets                                      |_|    a consolidation (see ss. 801.2)
   |_|  a merger (see ss. 801.2)                                      |X|    an acquisition of voting securities
   |_|  an acquisition subject to ss. 801.2(e)                        |_|    a secondary acquisition
   |_|  a formation of a joint venture of other corporation (see      |_|    an acquisition subject to ss. 801.31
        ss. 801.40)
   |_|  an acquisition subject to ss. 801.30 (specify type)
   |_|  other (specify) ___________________________________

   ---------------------------------------------------------------------------------------------------------------------------------
   2(c) INDICATE HIGHEST NOTIFICATION THRESHOLD IN ss. 801.(h) FOR WHICH THIS FORM IS BEING FILED (acquiring person only in an acquisition of voting securities)
   |_|  $50 million       |_|  $100 million       |_|  $500 million        |_| 25% (SeeI nstructions)         |_|  $50

   ---------------------------------------------------------------------------------------------------------------------------------
   2(d)(i) VALUE OF VOTING SECURITIES TO BE    (ii) PERCENTAGE OF       (iii)  VALUE OF ASSETS TO BE HELD AS  (iv) AGGREGATE TOTAL
   HELD AS A RESULT OF THE ACQUISITION              VOTING SECURITIES          A RESULT OF THE ACQUISITION             VALUE

            Approximately $1.25 billion,                 100%                        Not Applicable             Approximately $1.25
            subject to adjustment                                                                               billion, subject to
                                                                                                                      adjustment
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   2(e) If aggregate total value in 2(d)(iv) is based in whole or in part on a fair market valuation pursuant to ss. 801.10(c)(3), identify the person or persons responsible for making the valuation (acquiring persons only).
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 3
   3(a) DESCRIPTION OF ACQUISITION

   Acquiring Person:                                                        Acquired Person:
   TPG Partners IV, L.P. ("TPG IV")                                         Enron Corp. (Debtor-in-Possession) ("Enron")
   301 Commerce Street, Suite 3300                                          1221 Lamar Street, Suite 1600
   Forth Worth, Texas  76102                                                Houston, Texas  77002

   Acquiring Entity:                                                        Acquired Entity:
   Oregon Electric Utility Company, LLC ("OEUC")                            Portland General Electric Company ("PGE")
   c/o TPG Partners                                                         121 S.W. Salmon Street
   301 Commerce Street, Suite 3300                                          Portland, Oregon 97204
   Forth Worth, Texas 76102

            Pursuant to a Stock Purchase Agreement dated as of November 18, 2003 and annexed hereto as Attachment 3(d), OEUC, an entity within TPG IV, intends to acquire from Enron 100% of the outstanding voting securities of PGE for cash consideration of approximately $1.25 billion, subject to certain adjustments as set forth in Section 2.2 of the Agreement.

            This transaction was approved by the U.S. Bankruptcy Court for the Southern District of New York on February 5, 2004,
   the parties intend to consummate the transaction as soon as practicable, pending receipt of all regulatory approvals, including, but not limited to, termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of
   1976, as amended.

   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)              DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   3(b) (i) ASSETS TO BE ACQUIRED (to be completed only for asset acquisitions)
            Not Applicable



   ---------------------------------------------------------------------------------------------------------------------------------
   3(b)(ii) ASSETS HELD BY ACQUIRING PERSON
            Not Applicable



   ---------------------------------------------------------------------------------------------------------------------------------
   3(c)     VOTING SECURITIES TO BE ACQUIRED
       3(c)(i)  LIST AND DESCRIPTION OF VOTING SECURITIES AND LIST OF NON-VOTING SECURITIES:
         OEUC, an entity within TPG IV, intends to acquire 100% of the voting securities of PGE from Enron for cash consideration of approximately $1.25 billion, subject to certain adjustments as set forth in Section 2.2 of the Agreement.

        3(c)(ii)TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY
         See Item 3(c)(i).

        3(c)(iii)    TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY BEING ACQUIRED:
         See Item 3(c)(i).


























   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor -in-Possession)              DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   3(c)(iv) IDENTITY OF PERSONS ACQUIRING SECURITIES:
            See Item 3(c)(i)


















   3(c)(v)  DOLLAR VALUE OF SECURITIES IN EACH CLASS BEING ACQUIRED:
            See Item 3(c)(i)


















   3(c)(vi) TOTAL NUMBER OF EACH CLASS OF SECURITIES TO HELD AS A RESULT OF THE ACQUISITION:
                See Item 3(c)(i)


















   ---------------------------------------------------------------------------------------------------------------------------------
   3(d) SUBMIT A COPY OF THE MOST RECENT VERSION OF CONTRACT OR AGREEMENT (or letter of intent to merge or acquire)
   DO NOT ATTACH THIS DOCUMENT TO THIS PAGE
                                                           ATTACHMENT OR REFERENCE NUMBER OF CONTRACT OR AGREEMENT 3(d)
   ---------------------------------------------------------------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)              DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 4  PERSONS FILING NOTIFICATION MAY PROVIDE BELOW AN OPTIONAL INDEX OF DOCUMENTS REQUIRED TO BE SUBMITTED BY ITEM 4
   (See Item by Item instructions).  THESE DOCUMENTS SHOULD NOT BE ATTACHED TO THIS PAGE.
   4(a) DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                                                                                       ATTACHMENT OR REFERENCE
                                                                                                       NUMBER
           Enron Corp. Form 10-K for the fiscal year ended December 31, 2000                                           *

           Enron Corp. Notice of Annual Meeting of Shareholders and Proxy Statement                                    *
           dated March 27, 2001

           Enron Corp. Form 10-Q for the quarter ended March 31, 2001                                                  *

           Enron Corp. Form 10-Q for the quarter ended June 30, 2001                                                   *

           Enron Corp. Form 10-Q for the quarter ended September 30, 2001                                              ***

           Enron Corp. Form 8-K dated January 30, 2001                                                                 *

           Enron Corp. Form 8-K dated February 27, 2001                                                                *

           Enron Corp. Form 8-K dated November 8, 2001                                                                 ***

           Enron Corp. Form 8-K dated December 2, 2001                                                                 ***

           Enron Corp. Form 8-K dated February 8, 2002                                                                 ***

           Enron Corp. Form 8-K dated February 12, 2002                                                                ***

           Enron Corp. Form 8-K dated April 19, 2002                                                                   ****

           Enron Corp. Form 8-K dated April 22, 2002                                                                   ****

           Enron Corp. Form 8-K dated May 3, 2002                                                                      ****

           Enron Corp. Form 8-K dated May 17, 2002                                                                     ****

           Enron Corp. Form 8-K dated May 30, 2002                                                                     ****

           Enron Corp. Form 8-K dated June 6, 2002                                                                     ****

           Enron Corp. Form 8-K dated June 7, 2002                                                                     ****

           Enron Corp. Form 8-K dated June 17, 2002                                                                    ****

           Enron Corp. Form 8-K dated June 25, 2002                                                                    ****

           Enron Corp. Form 8-K dated July 25, 2002                                                                    ****

           Enron Corp. Form 8-K dated July 26, 2002                                                                    ****

           Enron Corp. Form 8-K dated August 13, 2002                                                                  ****

           Enron Corp. Form 8-K dated August 15, 2002                                                                  ****

           Enron Corp. Form 8-K dated August 15, 2002                                                                  ****

           Enron Corp. Form 8-K dated August 27, 2002                                                                  *****

           Enron Corp. Form 8-K dated October 30, 2002                                                                 *****

           Enron Corp. Form 8-K dated October 30, 2002                                                                 *****

           Enron Corp. Form 8-K dated November 15, 2002                                                                *****
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
           Enron Corp. Form 8-K dated November 19, 2002                                                                *****

           Enron Corp. Form 8-K dated December 11, 2002                                                                *****

           Enron Corp. Form 8-K dated January 9, 2002                                                                  *****

           Enron Corp. Form 8-K dated February 10, 2003                                                                *****

           Enron Corp. Form 8-K dated March 10, 2003                                                                   *****

           Enron Corp. Form 8-K dated March 19, 2003                                                                   *****

           Enron Corp. Form 8-K dated March 31, 2003                                                                   *****

           Enron Corp. Form 8-K dated April 17, 2003                                                                   *****

           Enron Corp. Form 8-K dated May 9, 2003                                                                      *****

           Enron Corp. Form 8-K dated May 16, 2003                                                                     *****

           Enron Corp. Form 8-K dated June 17, 2003                                                                    *****

           Enron Corp. Form 8-K dated June 27, 2003                                                                    *****

           Enron Corp. Form 8-K dated July 11, 2003                                                                    ******

           Enron Corp. Form 8-K dated July 18, 2003                                                                    ******

           Enron Corp. Form 8-K dated September 12, 2003                                                               ******

           Enron Corp. Form 8-K dated September 18, 2003                                                               ******

           Enron Corp. Form 8-K dated September 26, 2003                                                               ******

           Enron Corp. Form 8-K dated November 5, 2003                                                                 *******

           Enron Corp. Form 8-K dated November 13, 2003                                                                *******

           Enron Corp. Form 8-K dated November 18, 2003                                                                *******

           Enron Corp. Form 8-K dated December 17, 2003                                                                ********

           Enron Corp. Form 8-K dated December 29, 2003                                                                ********

           Enron Corp. Form 8-K dated December 31, 2003                                                                ********

           Enron Corp. Form 8-K dated January 9, 2004                                                                  ********

           Enron Corp. Form 8-K dated February 13, 2004                                                                ********

           Enron Corp. Form 8-K dated February 18, 2004                                                                ********

           Enron Corp. Form 8-K dated February 26, 2004                                                                ********

           Enron Corp. Form 8-K dated February 27, 2004                                                                ********

           Enron Corp. Form 8-K dated March 9, 2004                                                                    ********

           Enron Corp. Form 8-K dated March 9, 2004                                                                    ********

           Enron Corp. Form 8-K dated March 30, 2004                                                                   ********

           Enron Corp. Form 8-K dated April 29, 2004                                                                   ********

           Enron Corp. Form 8-K dated May 21, 2004                                                                     ********
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                     6(i)

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
           Enron Corp. Form 8-K dated June 24, 2004                                                                    ********

           Enron Corp. Form 8-K dated June 30, 2004                                                                    ********

           Enron Corp. Form 8-K dated July 15, 2004                                                                    4(a)(1)

           Enron Corp. Form 8-K dated August 23, 2004                                                                  4(a)(2)

           Enron Corp. Form 8-K dated August 23, 2004                                                                  4(a)(3)

           Enron Corp. Form 8-K dated September 1, 2004                                                                4(a)(4)

           Enron Corp. Form 8-K dated September 1, 2004                                                                4(a)(5)

           Enron Corp. Form 8-K dated September 1, 2004                                                                4(a)(6)

           Enron Corp. Form 8-K dated September 10, 2004                                                               4(a)(7)

           Enron Corp. Form 8-K dated September 30, 2004                                                               4(a)(16)

           PGE Form 10-K for the fiscal year ended December 31, 2003                                                   4(a)(8)

           PGE Form 10-Q for the quarter ended March 31, 2004                                                          4(a)(9)

           PGE Form 10-Q for the quarter ended June 30, 2004                                                           4(a)(10)

           PGE Form 8-K dated May 5, 2004                                                                              4(a)(11)

           PGE Form 8-K dated May 18, 2004                                                                             4(a)(12)

           PGE Form 8-K dated February 5, 2004                                                                         4(a)(13)

           PGE Form 8-K dated January 9, 2004                                                                          4(a)(14)

           PGE Form 8-K dated January 9, 2004                                                                          4(a)(15)

           PGE Form 8-K dated October 1, 2004                                                                          4(a)(17)

           * Incorporated herein by reference to the Notification and Report Form filed on behalf of
           Enron on June 18, 2001 (Transaction No. 2001-2029)

           ** Incorporated herein by reference to the Notification and Report Form filed on behalf of Enron on August 23, 2001 (Transaction No. 2001-2346)

           *** Incorporated herein by reference to the Notification and Report Form filed on behalf of Enron on March 13, 2002 (Transaction No. 2002-0558)

           **** Incorporated herein by reference to the Notification and Report Form filed on behalf of Enron on September 18, 2002 (Transaction No. 2002-1193)

           ***** Incorporated herein by reference to the Notification and Report form filed on behalf of Enron Corp. on July 9, 2003

           ****** Incorporated herein by reference to the Notification and Report form filed on behalf of Enron Corp. on October 23, 2003 (Transaction No. 2004-0064)

           ******* Incorporated herein by reference to the Notification and Report form filed on behalf of Enron Corp. on November 20, 2003 (Transaction No. 2004-0189)

           ******** Incorporated herein by reference to the Notification and Report form filed on behalf of Enron Corp. on July 12, 2004 (Transaction No. 2004-1146)
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

                                                                    6(ii)

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   4(b) ANNUAL REPORTS, ANNUAL AUDIT REPORTS, AND REGULARLY PREPARED SHEETS.                           ATTACHMENT OR REFERENCE
                                                                                                       NUMBER
           Enron 2000 Annual Report                                                                                    *

           Citrus Corp. and Subsidiaries Consolidated Financial Statements for the Years Ended                         **
           December 31, 2003 and 2002

           Citrus Corp. and Subsidiaries Consolidated Balance Sheet as of July 2004                                    4(b)1

           CrossCountry Citrus Corp. Balance Sheet as of July 2004                                                     4(b)2

           NBP Services Corporation Balance Sheet as at July 31, 2004                                                  4(b)3

           Northern Plains Natural Gas Company Balance Sheet as at July 31, 2004                                       4(b)4

           Transwestern Pipeline Company Financial Statements for the Years Ended                                      **
           December 31, 2003 and 2002

           Transwestern Pipeline Company Balance Sheet as of July 2004                                                 4(b)5

           * Incorporated herein by reference to the Notification and Report Form filed on behalf of
           Enron on March 13, 2002 (Transaction No. 2002-0558)
           ** Incorporated herein by reference to the Notification and Report form filed on behalf of Enron Corp. on July 12, 2004 (Transaction No. 2004-1146)
   ---------------------------------------------------------------------------------------------------------------------------------

   4(c) STUDIES, SURVEYS, ANALYSES, AND REPORTS                                                        ATTACHMENT OR REFERENCE
                                                                                                       NUMBER
           Portland General Electric Company PGH II Confidential Information Memorandum prepared by                    4(c)1
           The Blackstone Group, dated August 2002
           Portland General Electric Presentation prepared by The Blackstone Group, dated October                      4(c)2
           2002
           Portland General Electric Company Overview 2004 prepared at the direction of Jim Piro,                      4(c)3
           Executive Vice President and Chief Financial Officer, PGE, dated May 2004
   ---------------------------------------------------------------------------------------------------------------------------------


                                                                       6(iii)

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)              DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 5   (See "References" listed in the General Instructions to the Form. Refer to the North American Industrial
            Classification System- United States, 1997 (1997 NAICS Manual) for the 6-digit (NAICS) Industry Codes.
            Refer to the 1997 Numerical List of Manufactured and Mineral Products (EC97M31R-NL) for the 7-digit product class codes and the 10-Digit product codes. Report revenues for the 7-digit product class codes and the 10-digit product codes using the codes in the columns labeled "Product code."  For further information on NAICS-based codes visit the www.census.gov web site.)

   5(a) DOLLAR REVENUES BY INDUSTRY
                    6-DIGIT                                              DESCRIPTION                                1997 TOTAL
                 INDUSTRY CODE                                                                                    DOLLAR REVENUES
              221111                           Hydroelectric Power Generation                                   $1,396,664,000
                                                                                                                      See Note
              221112                           Fossil Fuel Electric Power Generation                                  See Note
              221119                           Other Electric Power Generation                                        See Note
              221121                           Electric Bulk Power Transmission and Control                           See Note
              221122                           Electric Power Distribution                                            See Note
              531120                           Lessors of Nonresidential Buildings (Except Warehouses)              10,701,000

                                               Note:  PGE has identified the NAICS codes in which it reports revenues.  However, as a regulated utility in the state of
                                               Oregon, it bills its retail customers for electric service using a bundled rate.  As a result, these electric services cannot be disaggregated by NAICS code.















   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 5(b)(i)    DOLLAR REVENUES BY MANUFACTURED PRODUCTS
                    10-DIGIT                                             DESCRIPTION                               1997 TOTAL
                  PRODUCT CODE                                                                                   DOLLAR REVENUES

                 Not Applicable















   ---------------------------------------------------------------------------------------------------------------------------------
                                                                    8

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)                DATE            October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------

   ITEM 5(b)(ii)     PRODUCTS ADDED OR DELETED

                        DESCRIPTION (10-DIGIT PRODUCT CODE)               ADD          DELETE         YEAR          TOTAL DOLLAR
                                                                                                       OF             REVENUES
                                                                                                     CHANGE
   Not Applicable
   ----------------------------------------------------------------- -------------- ------------- ------------- --------------------

   ITEM 5(b)(iii)  DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS

                    7-DIGIT                                             DESCRIPTION                                  YEAR
                 INDUSTRY CODE                                                                                       2003
                                                                                                             TOTAL DOLLAR REVENUES

                 Not Applicable

















                                                                         (item 5(b)(iii) continued on page 10)








   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------

   ITEM 5(b)(iii)    DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS - CONTINUED

                    7-DIGIT                                      DESCRIPTION                                       YEAR
                 INDUSTRY CODE                                                                                    ______
                                                                                                           TOTAL DOLLAR REVENUES

   ---------------------------------------------------------------------------------------------------------------------------------

   ITEM 5(c) DOLLAR REVENUES BY NON-MANUFACTURED INDUSTRY

                6-DIGIT                                          DESCRIPTION                                        YEAR
           PRODUCT CLASS CODE                                                                                       2003
                                                                                                            TOTAL DOLLAR REVENUES
          221111                       Hydroelectric Power Generation                                          $1,767,283,000
                                                                                                                     See Note
          221112                       Fossil Fuel Electric Power Generation                                         See Note
          221119                       Other Electric Power Generation                                               See Note
          221121                       Electric Bulk Power Transmission and Control                                  See Note
          221122                       Electric Power Distribution                                                   See Note
          531120                       Lessors of Nonresidential Buildings (Except Warehouses)                     11,978,000

                                       Note:  PGE has identified the NAICS codes in which it reports revenues.  However, as a regulated utility in the state of
                                       Oregon, it bills its retail customers for electric service using a bundled rate.  As a result, these electric services cannot be disaggregated by NAICS code.















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                                                                    10

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   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)              DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------

   5(d)     COMPLETE ONLY IF ACQUISITION IS THE FORMATION OF A JOINT VENTURE OR OTHER CORPORATION Not Applicable
   ---------------------------------------------------------------------------------------------------------------------------------
           5(d)(i) NAME AND ADDRESS OF THE JOINT VENTURE OR OTHER CORPORATION
   ---------------------------------------------------------------------------------------------------------------------------------
        5(d)(ii)
                (A)  CONTRIBUTIONS THAT EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION HAS AGREED TO MAKE
   ---------------------------------------------------------------------------------------------------------------------------------
                (B)  DESCRIPTION OF ANY CONTRACTS OR AGREEMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
                (C)  DESCRIPTION OF ANY CREDIT GUARANTEES OR OBLIGATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
                (D)  DESCRIPTION OF CONSIDERATION WHICH EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION WILL RECEIVE
   ---------------------------------------------------------------------------------------------------------------------------------
        5(d)(iii)    DESCRIPTION OF THE BUSINESS IN WHICH THE JOINT VENTURE OR OTHER CORPORATION WILL ENGAGE

   ---------------------------------------------------------------------------------------------------------------------------------
        5(d)(iv)SOURCE OF DOLLAR REVENUES BY 6-DIGIT INDUSTRY CODE (non-manufacturing) AND BY 7-DIGIT PRODUCT CLASS (manufacturing)

   ---------------------------------------------------------------------------------------------------------------------------------












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                                                                     11

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)                  DATE           October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------

   ITEM 6
        6(a)    ENTITIES WITHIN PERSON FILING NOTIFICATION
                Portland General Electric Company
                Portland General Transport Corp.
                Portland General Resource Development, Inc.
                Salmon Springs Hospitality Group, Inc.
                World Trade Center Northwest Corporation
                Integrated Utility Solutions, Inc.
                121 SW Salmon Street Corporation
                121 S.W. Salmon Street
                Portland, Oregon  97204
   ---------------------------------------------------------------------------------------------------------------------------------
        6(b)    SHAREHOLDERS OF PERSON FILING NOTIFICATION
                None
   ---------------------------------------------------------------------------------------------------------------------------------



















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                                                                     12

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
        6(c)    HOLDINGS OF PERSON FILING NOTIFICATION
                None
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 7   DOLLAR REVENUES
        7(a)    6-DIGIT NAICS CODE AND DESCRIPTION
                None
   ---------------------------------------------------------------------------------------------------------------------------------
        7(b)    NAME OF EACH PERSON WHICH ALSO DERIVED DOLLAR REVENUES
                Not Applicable
   ---------------------------------------------------------------------------------------------------------------------------------

























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                                                                     13

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
        7(c)  GEOGRAPHIC MARKET INFORMATION
              Not Applicable
   ---------------------------------------------------------------------------------------------------------------------------------
   ITEM 8     PRIOR ACQUISITIONS (to be completed by acquiring person only)
              Not Applicable

   ---------------------------------------------------------------------------------------------------------------------------------




















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                                                                     14

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON FILING NOTIFICATION          Enron Corp. (Debtor-in-Possession)               DATE              October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                      CERTIFICATION
   ---------------------------------------------------------------------------------------------------------------------------------

            This NOTIFICATION AND REPORT FORM, together with any and all appendices and attachments thereto, was prepared and assembled under my supervision in accordance  with  instructions  issued by the Federal Trade  Commission.  Subject to the  recognition that,  where so indicated,  reasonable  estimates  have been made because books and records do not provide the required data, the information is, to the best of my knowledge, true, correct, and complete in accordance with the statute and rules.

            I declare under penalty of perjury under the laws of the United States that the foregoing is true and accurate.
   ---------------------------------------------------------------------------------------------------------------------------------
   NAME (Please print or type)                                               TITLE

            K. Wade Cline                                                       Managing Director and Assistant General Counsel
   ---------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE                                                                 DATE

            /s/ K. Wade Cline                                                           October 15, 2004
   ---------------------------------------------------------------------------------------------------------------------------------


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                                                                     15

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